As filed with the Securities and Exchange Commission on March 8, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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☐	Definitive Proxy Statement
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Comstock Funds, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

Dear Shareholders of the Comstock Capital Value Fund:

I am writing to let you know that a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the Comstock Capital Value Fund (“the Fund”), a series of Comstock Funds, Inc., a Maryland corporation (the “Company”), will be held on [ ] [ ], 2019, at [4:30 pm], Eastern time, at the Company’s offices at 401 Theodore Fremd Avenue (One Corporate Center), Rye, New York 10580-1422. The purpose of the Special Meeting is to consider and vote on three proposals relating to the Fund and the Company.

The Company currently operates as a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is the only series of stock of the Company currently outstanding. Recently, the portfolio managers for the Fund notified Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), that each intends to retire as the portfolio manager of the Fund. In addition, the Fund has experienced persistent and continued net outflows and, as a result, the Fund’s asset size has made it difficult to continue to operate the Fund at the current expense ratio, consistent with its investment objective and strategy.

The Adviser explored with the Board of Directors (the “Board”) of the Company various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interests of the Fund and the shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. In addition, the Board also considered reorganizing the Fund, but in light of the applicable tax rules, a reorganization would not allow the Fund to take full advantage of the available capital loss carryforwards because the capital loss carryforwards would potentially be restricted in a reorganization. And as a result, a reorganization would be disadvantageous to the Fund’s shareholders. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. Thus, the Board carefully analyzed a proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company (the “Conversion Proposal”). The Board took into consideration that under the Conversion Proposal, the Fund would have an opportunity to utilize the accumulated capital loss carryforwards for the benefit of its shareholders. The newly formed Delaware operating company (the “Delaware Operating Company”) would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Conversion Proposal, the Board took into consideration the fact that if the Fund was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value and shareholders would only be able to obtain liquidity for their shares if a secondary trading market develops. At this time, it is expected that shares of the new Delaware Operating Company would be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). Furthermore, the Adviser to the Fund would no longer manage the Fund’s assets and the Board would need to establish a management structure to manage the Delaware Operating Company. The Board also considered the fact that even if the Fund was to convert to an operating company, there is no guarantee that the Delaware Operating Company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards.

After careful consideration, the Board approved the Conversion Proposal. In connection with the Conversion Proposal, the Board also considered amendments to the charter of the Company to provide for the conversion of all outstanding shares of the Fund into a single new class of common stock. After careful consideration, the Board declared the amendment and restatement of the charter of the Company advisable (the “Amendment Proposal”).

Separately, the Board considered and approved an Agreement and Plan of Reorganization (the “Plan”), between the Company, on its own behalf and on behalf of the Fund, and the Delaware Operating Company and the transactions contemplated thereby, including, among other things: (i) the transfer by the Company of all of its assets to the Delaware Operating Company in exchange solely for newly issued shares of common stock and the assumption of all of the liabilities of the Company, (ii) the distribution of such newly issued shares of common stock to the shareholders of the Fund and (iii) the liquidation and dissolution of the Company in accordance with the applicable law (the “Reorganization”). As a result of the Reorganization, shareholders of the Fund would become shareholders of the Delaware Operating Company. The Reorganization is expected to occur shortly after the SEC’s approval of the Company’s and the Fund’s deregistration as an investment company. After careful consideration, the Board unanimously approved the Plan (the “Reorganization Proposal”).

The Board recommends that you vote “FOR” the Conversion Proposal, the Amendment Proposal and the Reorganization Proposal. Please review the proxy statement and other attached materials, and promptly authorize a proxy to vote your shares.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

/s/ Bruce N. Alpert

Bruce N. Alpert
President

Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on [ ] [ ], 2019

Dear Shareholder,

Notice is hereby given that a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the Comstock Capital Value Fund, (the “Fund”), a series of the Comstock Funds, Inc., a Maryland corporation (the “Company”), will be held on [Day of the Week], [ ] [ ], 2019, at [4:30 p.m.], Eastern time, at the Fund’s offices at One Corporate Center, Rye, New York 10580-1422, to consider and vote upon:

1.          The approval of a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”);

2.          The approval of the amendment to the charter of the Company to convert all outstanding shares of stock of the Fund into a single new class of common stock, as more fully described herein;

3.          The approval of the Agreement and Plan of Reorganization, between the Company, on its own behalf and on behalf of the Fund, and a newly formed Delaware corporation and the transactions contemplated thereby, including, among other things: (i) the transfer by the Company of all of its assets to the newly formed Delaware corporation in exchange solely for newly issued shares of common stock and the assumption of all of the liabilities of the Company; (ii) the distribution of such newly issued shares of common stock to the shareholders of the Fund; and (iii) the liquidation and dissolution of the Company in accordance with the applicable law, all as more fully described herein; and

4.          Such other business, including adjournments, as may properly come before the Special Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The close of business on [ ], 2019, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The Fund is the only outstanding series of stock of the Company.

Your vote is important. Please authorize your proxy as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website or by attending the Special Meeting and voting in person. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

By order of the Board of Directors of the Company,

/s/ Andrea R. Mango

Andrea R. Mango
Secretary
[ ], 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ] [ ], 2019.

This Notice of Special Meeting, Proxy Statement, and form of proxy are available at www.proxyvote.com. Shareholders should follow the online instructions to access voting instructions. The most recent Annual and Semiannual Reports for the Fund are available at www.gabelli.com and the website of the Securities and Exchange Commission at www.sec.gov. For more information, shareholders may contact the Fund at (800) GABELLI (422-3554).

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instruction card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR telephone/internet voting

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

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QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the Proposals in the Proxy Statement, in a question and answer format, to help you understand and vote on the Proposals.

Q:	Why am I receiving this Proxy Statement?
A:	You are receiving this Proxy Statement in connection with the Special Meeting of the Fund. The following proposals will be considered and voted upon by shareholders of the Fund:

•	Approval of a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) (the “Conversion Proposal”).

•	The approval of the amendment of the charter of the Company (the “Charter Amendment”) to convert all outstanding shares of stock of the Fund into a single new class of common stock, all as more fully described herein (the “Amendment Proposal”).

•	The approval of the Agreement and Plan of Reorganization (the “Plan”), between the Company, on its own behalf and on behalf of the Fund, and a newly formed Delaware corporation (“Delaware Operating Company”) and the transactions contemplated thereby, including, among other things: (i) the transfer by the Company of all of its assets to the Delaware Operating Company in exchange solely for newly issued shares of common stock and the assumption of all of the liabilities of the Company; (ii) the distribution of such newly issued shares of common stock to the shareholders of the Fund; and (iii) the liquidation and dissolution of the Company in accordance with the applicable law (collectively, the “Reorganization”), all as more fully described herein (the “Reorganization Proposal” and, together with the Conversion Proposal and the Amendment Proposal, the “Proposals”).

Q:	Why am I being asked to vote on the Proposals?
A:	As a shareholder, you have the right to vote on major policy decisions, such as outlined in this Proxy Statement. This Proxy Statement explains the changes contemplated, why the Board of Directors (the “Board”) of the Company believes such changes are appropriate and in the best interests of the Fund and the shareholders, and what will happen to the Fund if shareholders approve the Proposals.

Q:	Why is the Board recommending this course of action?
A:	The Fund currently operates as a mutual fund registered under the 1940 Act and is the only outstanding series of stock of the Company. Recently, the portfolio managers for the Fund notified Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), that each intends to retire as the portfolio manager of the Fund. In addition, the Fund has experienced persistent and continued net outflows and as a result, the Fund’s asset size has made it difficult to continue to operate the Fund at the current expense ratio, consistent with its investment objective and strategy.

The Adviser explored with the Board various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interest of the Fund and its shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. In addition, the Board also considered reorganizing the Fund, but in light of the applicable tax rules, a reorganization would not allow the Fund to take full advantage of the available capital loss carryforwards because the capital loss carryforwards would potentially be restricted in a reorganization. And as a result, a reorganization would be disadvantageous to the Fund’s shareholders. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. Thus, the Board carefully analyzed a proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company. The Board took into consideration that under the Conversion Proposal, the Fund would have an opportunity to

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utilize the accumulated capital loss carryforwards for the benefit of its shareholders. The newly formed Delaware operating company (the “Delaware Operating Company”) would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Proposals, the Board took into consideration the fact that if the Fund was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value. Furthermore, the Adviser to the Fund would no longer manage the Fund’s assets and the Board would need to establish a management structure to manage the Delaware Operating Company. The Board also considered the fact that even if the Fund was to convert to an operating company, there is no guarantee that the Delaware Operating Company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards.

After careful consideration of the foregoing information, the Board, unanimously, voted to approve the Conversion Proposal.

In connection with the Conversion Proposal, the Board also considered amendments to the charter of the Company to provide for the conversion of all outstanding shares of the Fund into a single new class of common stock. After careful consideration, the Board declared the amendment and restatement of the charter of the Company advisable.

Separately, the Board considered and approved the Plan, subject to shareholder approval, whereby all of the Company’s assets would be transferred to the Delaware Operating Company in exchange solely for newly issued shares of common stock and the assumption by the Delaware Operating Company of all of the liabilities of the Company, (ii) the distribution of such newly issued shares of common stock to the shareholders of the Fund and (iii) the liquidation and dissolution of the Company in accordance with the applicable law (the “Reorganization”). As a result of the Reorganization, shareholders of the Fund would become shareholders of the Delaware Operating Company. The Reorganization is expected to occur shortly after the SEC’s approval of the Company’s and the Fund’s deregistration as an investment company. After careful consideration, the Board unanimously approved the Reorganization Proposal.

Q:	If the Proposals are approved, what will be the Fund’s investment strategy?
A:	If the Proposals are approved, and the Fund and the Company deregister under the 1940 Act, and once the Company is reorganized into the Delaware Operating Company, the Delaware Operating Company will seek returns primarily from the performance of one or more operating businesses in which it would hold at least a majority voting interest and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. If the Proposals are approved, the Delaware Operating Company will no longer be a passive investor but will be able to participate more directly and extensively in the management of its investments. In addition, the Delaware Operating company may continue to invest a limited percentage of its total invested assets in investment securities, so long as the extent of such investing is consistent with exclusion of the Delaware Operating Company from the definition of investment company under the 1940 Act. The Delaware Operating Company may also invest in U.S. government securities. There can be no assurance, however, that the newly formed Delaware Operating Company will be successful in acquiring operating businesses or in producing earnings or realizing gains in order to maximize the utilization of its accumulated capital loss carryforwards, or that its participation in the management of operating businesses will be beneficial to such businesses. The federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

Q:	What are the risks associated with a conversion to an operating company?
A:	There are several risk factors associated with converting to an operating company, including the following:

•	Limited Experience: the Delaware Operating Company will have limited experience in acquiring or

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developing businesses. In addition, while it is not expected that the Delaware Operating Company will be limited in the types of companies or industries it can invest in, it has limited experience in managing businesses and as a result, there can be no assurance that it will be able to implement its investment strategy or if implemented, that it will be successful.

•	Illiquid Investment and Concentration of Investments: Currently, Fund shareholders may redeem shares of the Fund on any day the New York Stock Exchange is open for trading, at the Fund’s then current net asset value (NAV). However, if the Proposals are approved, the Fund’s shares would no longer be redeemable at NAV and instead, shares of the Delaware Operating Company would be quoted on a secondary market, at the then prevailing market price. There is no guarantee that a liquid secondary market will develop for shares of the Delaware Operating Company or that the shares will trade at NAV; in fact shares of the Delaware Operating Company may trade at a substantial discount to NAV.

The Fund’s current investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund follows a value oriented investment strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. However, if the Proposals are approved, until the SEC issues a de-registration order, the Fund will hold only cash and cash equivalents and will not invest in other securities permitted by its current prospectus. Once the SEC issues the de-registration order, it is anticipated that the Delaware Operating Company’s investments will be generally concentrated in a few operating businesses which may be illiquid and have limited operating histories. A failure of any such business is likely to have a material adverse effect on the Delaware Operating Company and its shareholders.

It is anticipated that it may take up to three years to identify and acquire operating businesses, and there is no guarantee that the Fund’s current net assets will be sufficient to acquire operating businesses of a size that may be able to generate sufficient income or generate gains in order to maximize the utilization of its accumulated capital loss carryforwards. Further, costs associated with the acquisition of the operating businesses are likely to be higher than brokerage costs associated with acquiring stocks. It is expected that U.S. government securities will be the principal holding while the management team seeks to acquire operating businesses.

If, within three years following the closing date of the Reorganization, the Delaware Operating Company cannot invest at least 75% of its net asset value in operating businesses, the Delaware Operating Company will be liquidated and the net proceeds will be distributed to the shareholders.

•	Federal Tax Treatment: Currently, the Fund has qualified for and elected tax treatment as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund needs to limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets at the end of each fiscal quarter, not more than 5% of the market value of its total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.

If the Proposals are approved and the changes contemplated under the Proposals are implemented, the Fund would cease to be taxed as a RIC and instead would be taxed as a C-corporation. If taxed as a C-corporation for federal income tax purposes, the total net income would be subject to federal taxation at the corporate level. However, dividend income received from qualifying companies would be subject to a dividends received deduction. To the extent that such income of the C-corporation is

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distributed to shareholders, such distributions may also be subject to taxation at the shareholder level as ordinary income (generally, dividends) or as long-term capital gains (if a return of capital exceeds the shareholder’s tax basis on shares held for longer than one year) and the Delaware Operating Company would not be entitled to a deduction for such distributions, as the Fund is as a RIC.  In addition, if the Fund ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

In addition, as a RIC, the Fund is required to distribute substantially all of its income each year to shareholders.  After the Fund ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to declare dividends and make distributions, if any, to shareholders will be made by the Board of the Delaware Operating Company.  Although no determination has yet been made as to the Delaware Operating Company’s distribution policy, in the event the Proposals are approved, it is likely that the Board will determine that all of the Delaware Operating Company’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future.  In that event, and for so long as such policy is in place, shareholders would receive no current income from their investment. Although it is noted that the Fund has not made a distribution to shareholders since 2009.

Implementation of the Conversion Proposal and the Amendment Proposal and disqualification for tax treatment as a RIC is not expected itself to constitute a taxable event for the Fund or its shareholders, but there are no plans to seek a ruling from the Internal Revenue Service or an opinion from tax counsel to such effect. The Fund expects that the implementation of the Proposals will not cause it to incur the 4% nondeductible excise tax under Code Section 4982 imposed on RICs that do not make sufficient distributions in a calendar year, but there can be no assurances regarding this excise tax.

•	Management of the Fund: The Adviser currently oversees investment operations for the Fund. The Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”) and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $20.3 billion as of December 31, 2018. If the Proposals are approved and the Fund deregisters under the 1940 Act, the investment advisory agreement would be terminated and the Adviser would cease acting as an investment adviser to the Fund. Once the Fund deregisters and the Reorganization is complete, the Delaware Operating Company would be managed by an operating group. At this time, it is anticipated that the operating group would be comprised of Francis J. Conroy, Kevin Handwerker and David Goldman, each an affiliate of the Adviser. If the Proposals are approved, there is no guarantee that the operating group will be able to successfully implement the proposed business plan.

•	Accumulated Capital Loss Carryforwards: As previously noted, the Board took into account the Fund’s accumulated capital loss carryforwards when considering and approving the Conversion Proposal. Nonetheless, there is no guarantee that the Delaware Operating Company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards. The federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

•	The Fund will no longer be subject to the 1940 Act. The Fund is currently subject to extensive regulation under the 1940 Act. If the Proposals are approved and the Fund ceases to operate as a mutual fund, the Fund will no longer be subject to restrictions under the 1940 Act. For example, Section 18(f)(1) of the 1940 Act prohibits a mutual fund from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. If the Proposals are approved and the Fund ceases to operate as a mutual fund, the Fund would not be subject to the 300% restriction if it determines to borrow funds.

In addition, the 1940 Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including directors and officers of the Fund, the Fund’s investment manager and its

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affiliates and other affiliated companies, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.

If the Proposals are approved and the Fund ceases to operate as a mutual fund, it will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons.  While such transactions may involve increased risk to shareholders as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility in managing the Delaware Operating Company’s business and to provide financial assistance to the Delaware Operating Company.

Q:	Who will manage the Fund if the Proposals are approved?
A:	Once the Proposals are approved and implemented, the Fund would cease to meet the definition of investment company under the 1940 Act, and would de-register as a mutual fund. At that point, the investment advisory agreement with the Adviser will be terminated. Once the Fund deregisters and the Reorganization is complete, the new Delaware Operating Company would be managed by an operating group. The following individuals are expected to serve as the executive officers of the Delaware Operating Company: Francis J. Conroy, Kevin Handwerker and David Goldman. For more information on the executive officers, see Management of the Fund-Executive Officers.

Q:	Will the Fund’s expenses be affected by the proposed changes?
A:	Yes. Instead of paying an investment management fee to the Adviser, it is estimated that the Delaware Operating Company will pay an administration fee of no more than $150,000 per year in connection with the management and operation of its business. The administration fee would be paid to Associated Capital Group, Inc., an affiliate of the Adviser, pursuant to an administration agreement approved by the Board. At this time, it is not anticipated that the overall expenses will increase. For your reference, included as Exhibit A to this Proxy Statement, we have included a table comparing the current and pro forma fees (with the required examples), using the format prescribed in Form N-1A under the 1940 Act.

Q:	Will the Board’s composition change if the Proposals are approved?
A:	Once the Fund ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, it is anticipated that the current Directors will resign and Mario J. Gabelli, Marc Gabelli and Christopher J. Marangi will serve as directors.

Q:	Will the Fund pay for the Proxy Statement and related costs?
A:	No. The Adviser or an affiliate will bear the costs, fees and expenses incurred by the Fund in connection with the proxy solicitation.

Q:	If the Proposals are approved, when will the conditions under the Proposals take effect?
A:	If the Proposals are approved it is expected that the Fund would convert its current holdings to cash and cash equivalents, de-register as an investment company and cease to operate as a mutual fund in the third quarter of 2019. Until the SEC issues a de-registration order, the Fund will continue to hold only cash and cash equivalents and will not invest in other securities permitted by its current prospectus. Upon issuance of the de-registration order, the investment policies will cease to be effective and will no longer control the Fund’s affairs. In addition, in connection with the Reorganization, the assets will be transferred to the Delaware Operating Company in exchange for newly issued shares of common stock, which will be distributed to the Fund’s shareholders. Thereafter, the Fund will liquidate and dissolve in accordance with the Plan.

Implementing the Delaware Operating Company’s business strategy of investing in operating companies is likely to take much longer; in fact it may take several years to implement the proposed business strategy. In addition, there are no assurances that the business strategy will be successfully implemented.

Q:	If the Proposals are approved, when will the conditions under the Amendment Proposal and Reorganization Proposal take effect?

If the Proposals are approved, it is expected that shortly thereafter the Company would file an amendment and

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restatement to its Charter in order to convert all of the outstanding shares of stock into a single new class of common stock.

With respect to the Reorganization Proposal, the Company would seek to reorganize to Delaware once it receives a deregistration order from the SEC pursuant to which it would be permitted to deregister as an investment company under the 1940 Act.

Q:	Will the Fund’s name change?
A:	Yes. The Fund will cease to exist as a series of the Company and the Delaware Operating Company will be named “The New Comstock Fund, Inc.”

Q:	Will the Fund’s corporate structure or my rights as a shareholder of the Fund change if the Proposals are approved?
A:	Currently, the Fund offers four separate classes of shares: Class AAA, Class A, Class C and Class I. Each class has different costs associated with buying, selling, and holding Fund shares. However, aside from the varying costs associated with each class of shares, the shareholder rights that each class of shares carries are identical. Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares held. All shares of the Fund have equal voting rights and are voted in the aggregate, and not by series or class, unless required otherwise by law. If the Proposals are approved, each outstanding share of each class of the Fund will be converted into a number of shares of a single new class of common stock having the same aggregate net asset value as the net asset value of the converted share. It is expected that the Fund would offer only a single class of shares because it will no longer be necessary for the Fund to offer shares in series and classes varying by cost associated with buying, selling, and holding shares. Once the Fund deregisters under the 1940 Act and the Reorganization is complete, shares of common stock of the Delaware Operating Company will not be redeemable by the shareholders and it is expected that shareholders will have limited or no liquidity in their shares for the foreseeable future.

In addition, the Reorganization Proposal is being proposed because the Board believes that a Delaware corporation form of organization offers a number of advantages over a Maryland corporation form of organization for an operating company. As a result of the advantages, the Delaware corporation form has been increasingly used by operating companies to have more flexibility with respect to their operation.

Q:	What will happen if the Proposals are not approved?
A:	All of the Proposals need to be approved by shareholders. If one of the Proposals is approved but not the others, the transaction described herein will not proceed. If the Proposals are not approved, the Board will meet with the Adviser to consider further alternatives, which may include liquidating the Fund.

Q:	What will happen if the Delaware Operating Company is unsuccessful in identifying appropriate operating business investments?
A:	If, within three years following the closing date of the Reorganization, the Company cannot invest at least 75% of the Company’s net asset value, the Board expects to propose the dissolution of the Company to the shareholders and, if approved by the shareholders, the Delaware Operating Company will liquidate and distribute the net proceeds to the shareholders.

Q:	How does the Board recommend that I vote with respect to the Proposals?
A:	After careful consideration, the Board recommends that you vote FOR the Proposals.

Q:	How do I vote my shares?
A:	Please complete the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may authorize a proxy to vote your shares by telephone or the Internet. You may also attend the Special Meeting and vote in person. To authorize a proxy to vote your shares by telephone or the Internet, please follow the instructions listed on the proxy card.

Q:	Whom should I call for additional information about the Proxy Statement?
A:	If you have any questions about the Proposals or need assistance voting your shares, you may call Gabelli Funds at (800) GABELLI (422-3554).

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[Month] [ ], 2019

Comstock funds, inc.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, New York 10580-1422

SPECIAL MEETING OF SHAREHOLDERS
To be held on [ ] [ ], 2019

PROXY STATEMENT

This is a Proxy Statement for the Comstock Capital Value Fund (the “Fund”), the only outstanding series of stock of Comstock Funds, Inc. a Maryland corporation (the “Company”). Proxies for a special meeting of shareholders of the Fund (together with any adjournments or postponements thereof, the “Special Meeting”) are being solicited by the Board of Directors (the “Board,” “Board of Directors” or the “Directors”) of the Company to consider and vote on the Proposals described below. The Special Meeting will be held at the offices of the Company at 401 Theodore Fremd Avenue (One Corporate Center), Rye, New York 10580-1422, on [Day], [ ] [ ], 2019, at [4:30 p.m.], Eastern time. At the Special Meeting, shareholders will consider and vote upon:

1.	The approval of a change in the nature of the Company’s business to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) (the “Conversion Proposal”);

2.	The approval of the amendment of the charter of the Company (the “Charter Amendment”) to convert all outstanding shares of stock of the Fund into a single new class of common stock, all as more fully described herein (the “Amendment Proposal”);

3.	The approval of the Agreement and Plan of Reorganization (the “Plan”), between the Company, on its own behalf and on behalf of the Fund, and a newly formed Delaware corporation (“Delaware Operating Company”) and the transactions contemplated thereby, including, among other things: (i) the transfer by the Company of all of its assets to the Delaware Operating Company in exchange solely for newly issued shares of common stock and the assumption of all of the liabilities of the Company; (ii) the distribution of such newly issued shares of common stock to the shareholders of the Fund; and (iii) the liquidation and dissolution of the Company in accordance with the applicable law (collectively, the “Reorganization”), all as more fully described herein (the “Reorganization Proposal” and, together with the Conversion Proposal and the Amendment Proposal, the “Proposals”); and

4.	Such other business, including adjournments, as may properly come before the Special Meeting.

The Proxy Statement, Notice of Special Meeting, Notice of Internet Availability of Proxy Materials and the proxy card(s) are first being mailed to shareholders on or about [ ], 2019. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of common stock (“Shares”) will be voted “FOR” each Proposal. No other business will be presented for consideration at the Special Meeting other than the matters set forth in this Proxy Statement and the accompanying Notice of Special meeting of Shareholders. In accordance with the Maryland General corporation Law (the “MGCL”), business transacted at the Special Meeting will be limited to those matters set forth in the notice of the meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by attending the Special Meeting and voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary, Comstock Funds, Inc., One Corporate Center, Rye, New York 10580-1422). However, attendance at the Special Meeting, by itself, will not revoke a previously

8

submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Shares of the Fund through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders of record or their duly appointed proxy holders can attend the Special Meeting. Photographic identification and proof of ownership will be required for admission to the Special Meeting. If a broker or other nominee holds your Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting has been fixed as of the close of business on [ ], 2019 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. The Fund is the only outstanding series of stock of the Company.

As of the Record Date, the following number of Shares was outstanding and entitled to be voted:

Fund	Number of Shares
Comstock Capital Value Fund	[ ]

You should read the entire Proxy Statement before voting. If you have any questions, you may call Gabelli Funds at (800) GABELLI (422-3554).

Your voting instructions on the Proposals are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations.

You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

The most recent Annual and Semiannual Reports for the Fund, including financial statements, have been previously furnished to shareholders and are incorporated by reference into this Proxy Statement. If you would like to receive additional copies of these reports free of charge, please write to the Comstock Funds, Inc., at One Corporate Center, Rye, New York 10580-1422, call (800) GABELLI (422-3554) or go to www.gabelli.com. The reports also are available on the Fund’s website at www.gabelli.com and the website of the Securities and Exchange Commission at www.sec.gov.

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PROPOSAL 1: to approve a change in the nature of the Fund’s business to cease to be an investment company under the Investment Company Act of 1940, and de-register as a registered investment company with the Securities and Exchange Commission

At an in-person meeting held on November 14, 2018, the Board of Directors (the “Board,” the “Board of Directors” or the “Directors”) of the Company, unanimously approved the Conversion Proposal.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders of the Fund must also approve changes contemplated under the Conversion Proposal. Therefore, the Board has called the Special Meeting to present the Conversion Proposal and the other Proposals to shareholders of the Fund. The Fund is the only outstanding series of stock of the Company.

Background

The Conversion Proposal relates to the Company ceasing to be an investment company including, converting its current holdings to cash and cash equivalents, and de-registering as an investment company with the Securities and Exchange Commission (“SEC”) under the 1940 Act (the “De-registration”).  By voting FOR the Conversion Proposal, you will be agreeing to a plan to operate businesses directly or through companies in which the Delaware Operating Company has at least a majority voting interest, and to the Fund seeking approval of the SEC to de-register as an investment company under the 1940 Act.  If the Proposals are approved, it is intended that shares of the Delaware Operating Company will trade on a secondary market as a single class of common stock. At this time, it is expected that shares of the Delaware Operating Company would be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).

Gabelli Funds, LLC, the investment adviser to the Fund (the “Adviser”), explored with the Board various available alternatives, including replacing the current portfolio managers, modifying the Fund’s investment strategy, reorganizing the Fund with another mutual fund in the Adviser’s fund complex, and liquidating and dissolving the Fund. After considering all of the information available to it, the Board determined that continuing the Fund at its current size would not be in the best interest of the Fund and its shareholders. The Board also noted that the Fund had accumulated valuable capital loss carryforwards and that the capital loss carryforwards would be lost if the Fund was liquidated. In addition, the Board also considered reorganizing the Fund with another fund, but in light of the applicable tax rules, a reorganization would not allow the Fund to take full advantage of the available capital loss carryforwards because the capital loss carryforwards would potentially be restricted in a reorganization. And as a result, a reorganization would be disadvantageous to the Fund’s shareholders. Further, the Board noted that, if possible, capital loss carryforwards should be utilized for the benefit of Fund shareholders. Thus, the Board carefully analyzed the Conversion Proposal to change the nature of the Fund’s business from a mutual fund to that of an operating company. The Board took into consideration that under the Conversion Proposal, the Fund may have an opportunity to utilize the accumulated capital loss carryforwards for the benefit of its shareholders. The newly formed Delaware Operating Company would seek to make investments in one or more operating businesses in which it would hold at least a majority voting interest, and that may provide income or an increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. The Board concluded that such investments may provide an opportunity to generate shareholder value by utilizing the accumulated capital loss carryforwards and would further the interests of Fund shareholders.

In analyzing the Conversion Proposal, the Board took into consideration the fact that if the Fund was to cease operating as a mutual fund, shareholders would no longer have the right to redeem their shares at the then current net asset value. Furthermore, the Adviser to the Fund would no longer manage its assets and the Board would need to establish a management structure to manage the Delaware Operating Company. The Board also considered the fact that even if the Fund was to convert to an operating company, there is no guarantee that the operating company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards.

Implementation of the Conversion Proposal

De-registration. If the Proposals are approved, the Fund would convert its current holdings to cash and cash equivalents and when less than 40% of the value of the Fund’s total assets (exclusive of government securities and

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cash) constitute “investment securities” (as defined in Section 3(a)(2) of the 1940 Act), the Fund will file an application with the SEC for a De-registration Order. After reviewing the application, the SEC can require the Fund and the Fund to supply additional information, which may result in one or more amendments to the application. The SEC can, on its own motion or on the motion of any interested party, order a public hearing on the application. It cannot be stated with certainty whether the SEC will grant the Fund’s application, and it may take several months or longer from the date of filing of the application to obtain a De-registration Order.  Until the SEC issues a De-registration Order, the Fund will continue to be registered as an investment company and will continue to be restricted by its fundamental investment restrictions. After issuance of a De-registration Order, the 1940 Act will no longer apply to the Fund’s affairs and its investment objective and investment restrictions will become subject to the discretion of the Board, which will be responsible for determining the investment focus of the Delaware Operating Company.

Effects of the De-registration. As a registered investment company, the Fund is subject to extensive regulation under the 1940 Act.  The 1940 Act, among other things:

i.	regulates the composition of the Board and requires annual approval by the Board of the investment advisory agreement, distribution agreement and plans of distribution under Rule 12b-1 under the 1940 Act;

ii.	regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights, and warrants;

iii.	prohibits certain transactions between the Fund and affiliated persons, including directors and officers of the Fund or affiliated companies;

iv.	regulates the issuance of common stock at less than NAV;

v.	regulates the form, content, and frequency of financial reports to shareholders;

vi.	requires the Fund to report its assets at their fair value rather than at cost in financial reports;

vii.	requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information;

viii.	prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders;

ix.	prohibits pyramiding of investment companies and the cross ownership of securities;

x.	provides for the custody of securities and bonding of certain employees;

xi.	prohibits voting trusts;

xii.	provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization;

xiii.	regulates the manner in which repurchases of shares may be effected;

xiv.	regulates plans of reorganization;

xv.	provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and

xvi.	creates a right in private persons to bring certain actions in Federal courts to enforce compliance with the 1940 Act. Upon De-registration, the Company would no longer be subject to the foregoing regulations, all of which are designed to protect the interests of the shareholders.

Investment Advisory Agreement. If the Proposals are approved, the Fund ceases to meet the definition of investment company under the 1940 Act, and de-registers as a mutual fund, the investment advisory agreement between the

11

Fund and the Adviser would terminate, and thereafter the Delaware Operating Company would be internally managed by its newly appointed executive officers and other new employees or agents.

Becoming an operating company. Upon effectiveness of the De-registration Order, the Fund would become an operating company and would reorganize into the Delaware Operating Company.  The shares of the Delaware Operating Company are expected to be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). It is not expected that the Delaware Operating Company will have any reporting obligations or will be required to issue periodic reports to shareholders under the Securities Exchange Act of 1934, as amended (“1934 Act”), as it should be able to rely on available 1934 Act reporting exemptions.

If the Proposals are approved, shareholders will have fundamentally changed the nature of their investments and their rights will be different from their current rights as shareholders of the Fund. These changes may entail greater risks that could adversely affect the frequency and amount of distributions made to shareholders, the value of the Delaware Operating Company’s shares, its regulatory and disclosure obligations, its exposure to interest rate fluctuations and the types and degree of leverage it uses. Additionally, changes will occur as a result of implementation of the Proposals that will affect the financial condition and results of operations of the Delaware Operating Company.

Operating as an Operating Company

Investment Strategy. Once the Delaware Operating Company has fully implemented its investment strategy, it will operate businesses directly or through companies in which it has at least a majority voting interest and that may provide income or increase in value, that when sold, may be available to be offset by the accumulated capital loss carryforwards. It is currently anticipated that the Delaware Operating Company will invest a substantial portion of its assets in businesses located in the United States, which it and its management team believe are relatively undervalued.

Operating Expenses. Instead of paying an investment management fee to the Adviser, it is estimated that the Delaware Operating Company will pay an administration fee of no more than $150,000 per year in connection with the management and operation of its business. The administration fee would be paid to Associated Capital Group, Inc., an affiliate of the Adviser, pursuant to an administration agreement approved by the Board.

Management

Board of Directors. The Board of Directors of the Company is currently comprised of the below individuals.

Address (1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years

INTERESTED DIRECTORS(4):
Charles L. Minter Director and Portfolio Manager Age: 77	Since 1987	1	Portfolio Manager for Gabelli Funds, LLC	—

Henry G. Van der Eb(5) Chairman of the Board Age: 73	Since 2000	1	Senior Vice President of GAMCO Investors, Inc.; President and CEO of The GAMCO Mathers Fund (1999-2018)	—

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Address (1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years

INDEPENDENT DIRECTORS(6):
Anthony S. Colavita (7) Director Age: 57	Since 2009	22	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Anthony R. Pustorino Director Age: 93	Since 2000	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Director Age: 78	Since 2000	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	Each Director currently holds office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company’s By-Laws and charter.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with the Fund’s Adviser.

(5)	Address: 2801 Lakeside Drive, Suite 201, North Bannockburn, IL 60015-1293.

(6)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.

(7)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex.

Proposed Directors if the Proposals are approved and the Company de-registers as an investment company

If the Proposals are approved, the Company ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, it is anticipated that the current Directors would resign and Mario J. Gabelli, Marc Gabelli and Christopher J. Marangi will join the Board, biography for each is provided below.

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Mario J. Gabelli has served as Chairman, Chief Executive Officer, Chief Investment Officer — Value Portfolios and a director of the Company since November 1976. In connection with those responsibilities, he serves as director or trustee of registered investment companies managed by the Company and its affiliates (“Gabelli Funds”). Mr. Gabelli also serves as the Chief Executive Officer and Chief Investment Officer of the Value Team of GAMCO Asset Management Inc., the Company’s wholly owned subsidiary.  Mr. Gabelli has served as Executive Chairman of Associated Capital Group, Inc. (“Associated Capital” or “AC”) since May 2015 and previously served as the Chief Executive Officer of Associated Capital from May 2015 until November 2016. Associated Capital is a public company containing the alternative investment management business, institutional research services business and certain cash and other assets that were spun-off from GAMCO in November 2015.  Mr. Gabelli served as portfolio manager for Teton Advisors, Inc. (“Teton”) from 1998 to February 2017.  Since March 1, 2017, GAMCO serves as a subadvisor to Teton, and Mr. Gabelli serves as portfolio manager under that subadvisory agreement.  Teton is an asset management company which was spun-off from the Company in March 2009.  Mr. Gabelli has served as Chairman of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, from 2004 to the present and has been the Chief Executive Officer of LICT since December 2010.  He has also served as a director of CIBL, Inc., a public holding company that was spun off from LICT in 2007, from 2007 to the present, and as the Chairman of Morgan Group Holding Co., a public holding company, from 2001 to the present.  Mr. Gabelli was the Chief Executive Officer of Morgan Group Holding Co. from 2001 to November 2012.  He served as a director of ICTC Group, Inc., a rural telephone company serving southeastern North Dakota. In addition, Mr. Gabelli is the Chief Executive Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company which indirectly owns a majority of our Class B Stock through an intermediate subsidiary, GGCP Holdings, LLC (“Holdings”), and the President of MJG Associates, Inc. (“MJG Associates”), which acts as an investment manager of various investment funds and other accounts. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a Trustee of Boston College and Trustee of Roger Williams University. He also serves as Director of The Winston Churchill Foundation, The E. L. Wiegand Foundation, The American-Italian Cancer Foundation and The Foundation for Italian Art & Culture.  He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli also serves as Co-President of Field Point Park Association, Inc.

Marc Gabelli is an executive and director of several of the Company’s affiliated operating businesses.  Mr. Gabelli served as President of the Company from its formation until November 2016 and as a director since May 2017. He also served as a director of GAMCO Investors, Inc. from November 2014 until May 2016, the period prior to the company’s NYSE listing.  Mr. Gabelli has served as President of the Company’s control parent company GGCP, Inc. since 1999, and as a director of GGCP, Inc. since 1994.  Mr. Gabelli is also Executive Chairman of Teton Advisors, Inc. since January 2019, Chairman of The LGL Group, Inc. since 2004, a director of LICT since March 2017, and Managing Member of Commonwealth Management Partners LLC since 2008. Internationally, Mr. Gabelli is Chief Executive Officer of Gabelli Securities International Ltd. since 1994, Chief Executive Officer of Gabelli Securities International (UK) Ltd. since 2011, Managing Partner of Horizon Research of New Delhi India since 2013, Director and Managing Partner of Swiss based GAMA Funds Holdings GmbH since 2009. He is also Chairman and Chief Executive of Gabelli & Partners Italia Srl., and Gabelli Value for Italy SPA, a Milan stock exchange listed special purpose acquisition corporation since 2018.  As a fund manager, his focus is global value investments with portfolio assignments including alternative and traditional asset management. He manages the group’s investment companies trading on the London Stock Exchange. He has managed several Morningstar five star mutual funds, and a Lipper #1 ranked global equity mutual fund advised by Gabelli Funds, Inc.  In corporate matters, he helped GAMCO’s initial public offering and the subsequent formation of the company.  He built the hedge fund platform of the Company’s indirect wholly owned subsidiary, Gabelli & Partners, LLC, and expanded the business internationally, opening the GAMCO London and Tokyo offices. Marc is active in a variety of charitable educational efforts in the United States, Europe and the United Kingdom. He has lived and worked in the U.K. at various times, beginning in 1990 while at Lehman Brothers International. He holds an M.B.A. from the Massachusetts Institute of Technology Sloan School of Management, and a B.A. from Boston College.  Marc Gabelli is a son of Mario J. Gabelli.

Christopher J. Marangi is a Managing Director and Co-Chief Investment Officer of GAMCO Investor, Inc.’s Value team and a portfolio manager of several funds and a director within the Gabelli/GAMCO Fund Complex. He joined Gabelli Funds, LLC in 2003 as a research analyst covering the media and entertainment and business services sectors. Previously, he evaluated and executed private equity investments at Wellspring Capital Management. Prior

14

to that, he was an investment banker with J.P. Morgan & Co. Mr. Marangi is a graduate magna cum laude of Williams College and holds an M.B.A. from Columbia University Graduate School of Business.

Executive Officers. The current officers of the Company are listed below.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 67	Since 2000	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of funds within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	For officers, includes time served in prior officer positions with the Fund. Each officer holds office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

Proposed Officers if the Proposals are approved and the Company de-registers as an investment company

If the Proposals are approved, the Company ceases to meet the definition of investment company under the 1940 Act and de-registers as a mutual fund, the investment advisory agreement will terminate soon thereafter and the Delaware Operating Company will become internally managed. As a result, the current officers would resign and Francis J. Conroy, Kevin Handwerker and David Goldman will become the new officers, biography for each is provided below.

Francis J. Conroy joined Associated Capital Group, Inc. as its Interim Chief Financial Officer in November 2017. He has also served as Special Assistant to the Chief Operating Officer of GGCP, Inc. since June 2017 and as its Secretary since March 2018. Previously, Mr. Conroy joined KKR Prisma (formerly known as Prisma Capital Partners LP) in 2004 at its inception and served as its Chief Operating Officer. At KKR Prisma, he was a member of its Investment Committee and served as Chief Compliance Officer from 2004 to 2011. For the prior five years, he was the chief financial officer of Mezzacappa Management LLC, a registered investment adviser that manages fund-of-funds. Mr. Conroy has also held positions with Lazard Frères & Co. LLC, McKinsey & Company, Inc., Catalyst Energy Corporation and Arthur Andersen & Co. He is a certified public accountant and holds a B.S. from Fordham University and an M.B.A. from Harvard Business School.

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Kevin Handwerker has served as Executive Vice President, General Counsel and Secretary of the Associated Capital Group since December 2015. Mr. Handwerker has also served as Executive Vice President, General Counsel and Secretary of GAMCO since November 2013. Mr. Handwerker was Managing Director at Neuberger Berman LLC from 2000 through October 2013. Previously, Mr. Handwerker held senior positions in National Financial Partners Corp. and J.P. Morgan Investment Management Inc. He began his law career at Shearman & Sterling LLP, representing financial institutions and other entities in public and private financings, mergers and acquisitions and merchant banking transactions. Mr. Handwerker received his J.D. from Fordham University School of Law after earning his B.S. in Accounting, summa cum laude, from the State University of New York at Albany.

David M. Goldman is Vice President, Corporate Development, and General Counsel of Gabelli Funds, LLC. Prior to joining the Firm in 2011, Mr. Goldman worked since 2008 as a Director at Deutsche Asset Management, the retail asset management division of Deutsche Bank. Previously, he was with Bankers Trust – Alex Brown from 1998, prior to its acquisition by Deutsche Bank. Mr. Goldman completed his undergraduate studies at Indiana University where he received a B.S. in Accounting. Mr. Goldman holds a CPA license (inactive). He is also a graduate of the University of Maryland School of Law and holds an L.L.M. in Securities Regulation from Georgetown University School of Law.

Directors — Leadership Structure and Oversight Responsibilities

If the Proposals are approved, the Company ceases to meet the definition of investment company under the 1940 Act, and de-registers as a mutual fund, Board leadership structure and the standing committees will be reconstituted in light of the rules and regulations applicable to an operating company.

Director and Officer Compensation

If the Proposals are approved, and the company is successful in de-registering as a mutual fund, the Directors and officers affiliated with GAMCO Investors, Inc., Associated Capital and its affiliates will not receive any compensation from the Delaware Operating Company.

Reports and Annual Meetings. It is expected that shares of the Delaware Operating Company will be quoted on the OTC Bulletin Board and in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). It is not expected that the Delaware Operating Company will have any reporting obligations or will be required to issue periodic reports to shareholders under 1934 Act. The Delaware Operating Company will also be required to hold annual meetings of shareholders for the election of directors.

Tax Status. The Fund has qualified for and elected tax treatment under subchapter M of the Code as a RIC. A RIC, unlike an ordinary corporation, pays no federal income taxes on that portion of its annual income distributed to shareholders, provided that at least 90% of such income is so distributed.  As a consequence of this special tax treatment, a RIC is required to act largely as a passive investment vehicle, limited in its scope of permissible investments and in its ability to manage directly such investments.

If the Proposals are approved and Fund’s business changes to that of an operating company, it is expected that the Fund would cease to qualify and be taxed as a RIC and instead would be taxed as a C-corporation. If taxed as a C-corporation for federal income tax purposes, the Fund’s total net income would be subject to federal taxation at the corporate level. However, dividend income from qualifying companies would be subject to a dividends received deduction. To the extent that such income is distributed to shareholders, these distributions may also be subject to taxation at the shareholder level as ordinary income (generally, dividends) or as long-term capital gains (if a return of capital exceeds the shareholder’s tax basis on shares held for longer than one year) and the Delaware Operating Company would not be entitled to a deduction for such distributions, as the Fund is as a RIC.  In addition, if the Fund ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.  In addition, if the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

In addition, as a RIC, the Fund is required to distribute substantially all of its income each year to shareholders.  After the Fund ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to declare dividends and make distributions, if any, to shareholders will be made by the

16

Board.  Although no determination has yet been made as to the Delaware Operating Company’s distribution policy, in the event this Conversion Proposal and the other Proposals are approved, it is likely that the Board will determine that all of the Delaware Operating Company’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future.  In that event, and for so long as such policy is in place, shareholders would receive no current income from their investment in the Delaware Operating Company. Although it is noted that the Fund has not made a distribution to shareholders since 2009.

Implementation of the Conversion Proposal and the Amendment Proposal and disqualification for tax treatment as a RIC is not expected itself to constitute a taxable event for the Fund or its shareholders, but there are no plans to seek a ruling from the Internal Revenue Service or an opinion from tax counsel to such effect. The Fund expects that the implementation of the Conversion Proposal will not cause it to incur the 4% nondeductible excise tax under Code Section 4982 imposed on RICs that do not make sufficient distributions in a calendar year, but there can be no assurances regarding this excise tax.

Required Vote

Under the 1940 Act, the Company may not change its business from an investment company to an operating company without the affirmative vote of the lesser of (a) 67% of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THE CONVERSION PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The Board of Directors, unanimously, recommends that shareholders of the Fund vote FOR the Conversion Proposal.

PROPOSAL 2: to Approve the amendment of the charter of the Company to convert all outstanding shares of stock of each class of the Fund into a single new class of common stock.

In connection with the Conversion Proposal, the Board considered an amendment (the “Amendment”) to the charter of the Company (the “Company Charter”) to provide for the conversion of all outstanding shares of the Fund into a single new class of common stock. After careful consideration, the Board declared the Amendment of the Company Charter advisable. The following summary of the proposed Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment attached hereto as Appendix B.

Summary of Proposed Charter Amendments

Conversion of Outstanding Shares. The Fund is the only currently outstanding series of the Company and is offered in four classes: Class AAA, Class A, Class C and Class I. Each class has different costs associated with buying, selling, and holding Fund shares. However, aside from the varying costs associated with each class of shares, the shareholder rights that each class of shares carries are identical. Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares held. All shares of the Fund have equal voting rights and are voted in the aggregate, and not by series or class, unless required otherwise by law. If the Proposals are approved, each outstanding share of each class of the Fund will be converted into a number of shares of a single new class of common stock having the same aggregate net asset value as the net asset value of the converted share.

Required Vote

The approval of the Amendment Proposal requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. Abstentions and broker non-votes, if any, are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT

17

EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THE AMENDMENT PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The Board of Directors, unanimously, recommends that shareholders of the Fund vote FOR the Amendment Proposal.

PROPOSAL 3: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE COMPANY, ON ITS OWN BEHALF AND ON BEHALF OF THE FUND, AND A NEWLY FORMED DELAWARE CORPORATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, AMONG OTHER THINGS: (I) THE TRANSFER BY THE COMPANY OF ALL OF ITS ASSETS TO THE NEWLY FORMED DELAWARE CORPORATION IN EXCHANGE SOLELY FOR NEWLY ISSUED SHARES OF COMMON STOCK AND THE ASSUMPTION OF ALL OF THE LIABILITIES OF COMPANY; (II) THE DISTRIBUTION OF SUCH NEWLY ISSUED SHARES OF COMMON STOCK TO THE SHAREHOLDERS OF FUND; AND (III) THE LIQUIDATION AND DISSOLUTION OF THE COMPANY IN ACCORDANCE WITH APPLICABLE LAW.

The Board considered and approved, on behalf of the Company and the Fund, an Agreement and Plan of Reorganization (the “Plan”) between the Company, on its own behalf and on behalf of the Fund, and the Delaware Operating Company and the transactions contemplated thereby, including, among other things: (i) the transfer by the Company of all of its assets to the Delaware Operating Company in exchange solely for newly issued shares of common stock and the assumption of all of the liabilities of Company; (ii) the distribution of such newly issued shares of common stock to the shareholders of Fund; and (iii) the liquidation and dissolution of the Company in accordance with applicable law (the “Reorganization”). The form of the Plan is attached hereto as Appendix A. The Reorganization will be effected only if the Conversion and the Amendment Proposals are approved by the shareholders and effected by the Board.

What are the shareholders being asked to approve?

Shareholders of the Fund are being asked to approve the Reorganization. If shareholders of the Fund approve the Reorganization, the Reorganization will be consummated shortly after the Company deregisters as an investment company with the SEC (the “Closing Date”).

The Reorganization and the Plan contemplate:

•	the transfer of all of the assets of the Company to the Delaware Operating Company in exchange solely for shares of beneficial interest of the Delaware Operating Company;
•	the assumption by the Delaware Operating Company of all the liabilities of the Company;
•	the distribution to each shareholder of the Fund, in exchange for his or her shares, of the same number of shares of the Delaware Operating Company having an aggregate net asset value equal to the aggregate net asset value of the Fund shares held by that shareholder at the close of business on the Closing Date, and the subsequent complete liquidation and dissolution of the Company.

What effect will the Reorganization have on the Company and the Fund’s shareholders?

The Board has determined that an operating company formed as a Delaware corporation has advantages over and operating company organized as Maryland corporations. As a result of these advantages, the Delaware corporate organizational form has been increasingly used by operating companies. In unanimously declaring the Reorganization advisable and approving the Plan and recommending that shareholders of the Fund approve the Reorganization, the Board was provided and evaluated information it reasonably believed necessary to consider the proposed Reorganization. The Board determined that (1) the interests of the Fund’s shareholders would not be diluted as a result of the Reorganization and (2) the Reorganization would be in the best interests of the Company and the Fund’s shareholders. Key factors considered by the Board include:

•	Delaware corporate form is preferred for operating companies and would provide more flexibility with respect to the operation of the Delaware Operating Company, which should lead to greater operating

18

efficiencies, greater certainty regarding obligations of the Delaware Operating Company and its Board, and greater flexibility in structuring shareholder voting rights and shareholder meetings.

•	The Delaware Operating Company may be able to realize greater operating efficiencies because the Reorganization would permit the Delaware Operating Company to operate under uniform, modern and flexible governing documents that would streamline the governance process and should reduce costs associated with governance and compliance monitoring.

•	Currently, the Fund has, and if the Proposals are approved, the Delaware Operating Company will have substantial capital loss carryforwards that could translate into significant future tax savings for the shareholders. The Delaware organizational documents are designed to prevent an ownership change from taking place which could limit the Fund’s ability to use the capital loss carryforwards, by limiting the ability of persons to beneficially own more than 4.99% of the Fund’s outstanding shares without the directors’ prior approval.

•	Based on the opinion of the Fund counsel, Paul Hastings LLP, there will be no direct federal income tax consequences of the Reorganization to the Fund shareholders.

What effect will the Reorganization have on the Company and the Fund’s shareholders?

Immediately after the Reorganization, shareholders of the Fund will own shares of the Delaware Operating Company that are equal in number and in value to the shares of the Fund they held immediately prior to the Closing Date. For example if you currently own 100 shares of the Fund, then immediately at the Closing Date you would own 100 shares of the Delaware Operating Company having the same net asset value as your 100 Fund shares. For all practical purposes, your financial investment in the Fund would not change at the Closing Date.

As a result of the Reorganization, shareholders of the Fund, which is a Maryland corporation, will become shareholders of the Delaware Operating Company.

Comparison of shareholder rights before and after Reorganization.

Due to the differences between the laws governing a Maryland corporation and a Delaware corporation, as well as the differences between the Company Charter, the Bylaws of the Company (the ‘Company Bylaws” and together with the Company Charter, the Maryland Organizational Documents”) the proposed Certificate of Incorporation for the Delaware Operating Company (“Delaware Charter”) and the proposed Bylaws of the Delaware Operating Company (the “Delaware Bylaws” and together with the Delaware Charter, the “Delaware Organizational Documents”), the Reorganization will effect some changes in the rights of shareholders. Summarized below is a comparison of significant rights of shareholders before and after the Reorganization.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between Delaware General Corporation Law (the “DGCL”) and the Delaware Organizational Documents, on the one hand, and the Maryland General Corporation Law (the “MGCL”) and the Maryland Organizational Documents, on the other hand.

	Maryland	Delaware
Name/Corporate Structure:

The Company is a Maryland corporation registered under the 1940 Act as an open-end management investment company. The Fund is the sole series of the Company.

The rights of the shareholders of the Company are governed by the 1940 Act, the MGCL and the Maryland Organizational Documents.

New Comstock Fund, Inc. (the “Company”)

19

	Maryland	Delaware
Purpose and Powers:	The Maryland Charter currently provides that the Company is formed to conduct and carry on the business of an investment company, among other things.	The Delaware Charter provides that the Delaware Operating Company is formed to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Delaware as not or hereinafter in force.

Authorized Capital Stock:

The Company Charter authorizes the Company to issue up to 1,000,000,000 shares consisting of 1,000,000,000 shares of common stock, par value $.001 per share. The common stock is classified and designated as follows:

•     500,000,000 shares of Comstock Capital Value Fund Class A Common Stock

•     125,000,000 shares of Comstock Capital Value Fund Class B Common Stock

•     125,000,000 shares of Comstock Capital Value Fund Class C Common Stock

•     125,000,000 shares of Comstock Capital Value Fund Class I Common Stock

•     125,000,000 shares of Comstock Capital Value Fund Class AAA Common Stock

The Delaware Charter will authorize a specified number of shares, par value $0.001 per share, of which a specified number of shares will be designated as common stock, and a specified number of shares designated as preferred stock.

Classification and Issuance of Stock	As permitted under the MGCL, the Company Charter authorizes the Board, without shareholder approval, to classify and reclassify any unissued shares of stock into other classes or series of stock with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption or other provisions as may be fixed by the Board.	The Board of Directors of the Delaware Operating Company (the “Delaware Board”) is authorized to cause the Delaware Operating Company to issue preferred stock from time to time in such series and with such designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as may be fixed by the Delaware Board.

20

	Maryland	Delaware

In addition, the Company Charter authorizes the Board (without shareholder approval) to authorize the issuance from time to time of shares of stock of any class or series.

The board of an open-end investment company may increase or decrease the aggregate number of shares of stock that a company has authority to issue without action by the shareholders.

Ownership of Assets:	The assets and liabilities and the income and expenses of each series or class of the Company’s stock is determined separately from those of each other series or class of the Company’s stock.	Under the DGCL all of the assets will be owned by the Company.

Shareholder Voting Rights:	On each matter submitted to a vote of the shareholders of the Company or the Fund, each holder of a class common stock of the Fund, and of any other class of stock created with respect to the Fund, is entitled to one vote for each such share irrespective of class thereof. All holders of such shares vote as a single class with the holders of the other shares of the Company; provided, however, that if voting by class or fund is required by the 1940 Act or Maryland law as to any such matter, those requirements shall apply, and provided further, however, that, except as otherwise required by law, only the holders of shares of the class or classes or fund affected are entitled to vote and such holders have the exclusive right to vote thereon.

Under the Delaware Charter, each holder of common stock will be entitled to one vote for each share held on all matters submitted to a vote of stockholders.

Under the Delaware Charter, the holders of preferred stock will not be entitled to vote on any matter excepts as required by law or by the provisions of the Delaware Charter (including any certificate of designation with respect to series of preferred stock).

Number and Classification of Directors:	The Maryland Organizational Documents do not provide for the classification of the Board. The Maryland Organizational Documents provide that the number of directors shall be set by the Board, but shall not be fewer than the minimum number of directors required by law, which is one, nor more than twelve, and each director shall serve until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed.	The Delaware Charter provides that the directors will be divided into three classes, designated Class I, Class II and Class III. Class I, Class II and Class III directors will serve until the first, second and third, annual meeting, respectively, after the common stock is first publicly traded and, thereafter for a three-year term and until his or her successor shall be elected and qualified or earlier resignation or removed from office. Except with respect to directors elected by the holders of preferred stock, the

21

	Maryland	Delaware
number of directors shall be determined exclusively by resolution of the board of directors.

Removal of Directors:	The shareholders may remove any director, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally for the election of directors.	Under the Delaware Organizational Documents, a director may be removed only for cause by the holders of at least 66 2/3 of the outstanding shares of capital stock then entitled to vote at an election of directors.

Special Meetings of Shareholders:	The Board, the chairman, the vice-chairman or the president may call special meetings of shareholders. Additionally, the Company Bylaws provide a special meeting of shareholders to act on any matter that may properly be considered at a meeting of shareholders must also be called by the Company’s secretary upon the written request of the shareholders entitled to cast at least 25% of all the votes entitled to be cast on such matter at the meeting.	Under the Delaware Bylaws, a special meeting of stockholders of a corporation may be called by the Board.

Annual Meeting of Shareholders:	The Company is not required to hold annual meetings of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

An annual meeting of the Delaware Operating Company’s shareholders must be held at the date, time and place, or may instead be held solely by means of remote communication, as may be designated by the Delaware Operating Company.

Shareholder Action by Written Consent:	Under the MGCL, holders of common stock may take action only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting unless the charter provides for a lesser percentage. The Company Charter does not provide for a lesser percentage.

Under the DGCL, unless otherwise specified in the certificate of incorporation, corporate action without a meeting of shareholders of a corporation upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken is permitted.

The Delaware Charter provides that any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of preferred stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without

22

	Maryland	Delaware
prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of preferred stock.

Quorum of Shareholders:	The presence in person or by proxy of the holders of one-third of the shares of stock of the Company entitled to vote shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of all classes entitled to vote on the matter shall constitute a quorum.	Under the Delaware Bylaws, the holders of a majority in voting power of the shares outstanding and entitled to vote at a stockholders meeting, present in person or represented by proxy, will constitute a quorum.

Advance Notice Procedures of Shareholder Proposal or Director Nomination:	None.	A stockholder entitled to vote at an annual meeting may request business to be brought before that meeting and may nominate a person for election as a director, in each case, by providing written notice as set forth in the Delaware Bylaws to the Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 70 days from than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120 days prior to the date of such annual meeting and not later than 90 days prior to the date of such annual meeting or, 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Business Combinations with Interested Shareholders:	As an open-end investment company, the Company is not subject to the Maryland Business Combination Act.

Section 203 of the DGCL applies to Delaware corporations that have a class of voting that is (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders.

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation may not engage in any business

23

Maryland	Delaware

combination with any “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder unless:

(1)   prior to such time, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(2)  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or

(3)  on or subsequent to such time, the business combination is approved by the board of directors and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and (b) the affiliates and associates of any such person.

24

	Maryland	Delaware

Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years owned, 15% or more of our outstanding voting stock.

Mergers and Acquisitions:	Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The Company Charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter. An open-end investment company may transfer all of its assets without a shareholder vote in certain circumstances.

Under the DGCL, generally, a merger, consolidation, sale of all or substantially all of a corporation’s assets (other than to a wholly owned subsidiary) or dissolution must be approved by the corporation’s board of directors and a majority in voting power of the outstanding shares entitled to vote.

The Delaware Organizational Documents do not specify an additional voting power requirement with respect to the foregoing matters.

Charter Amendments:

Amendments to the Company Charter generally require the approval of the board of directors and at least a majority of the votes entitled to be cast by shareholders.

The Board may amend the Company Charter to change the name of the Company, or change the designation or par value of shares, without shareholder approval.

The DGCL generally provides that a corporation may amend its certificate of incorporation upon the adoption of a resolution setting forth the proposed amendment by the board of directors and thereafter by the affirmative vote of holders of a majority in voting power of the outstanding shares entitled to vote on the matter, unless the certificate of incorporation provides for a different vote of the stockholders.

The Delaware Charter provides that amendments to the provisions relating to amendments to the Delaware Charter and Bylaws, the board of directors, director liability

25

	Maryland	Delaware

and consent of stockholders require a vote of at least 66 2/3% in voting power of the outstanding shares entitled to vote thereon.

Certain amendments, such as an amendment to change the name of the corporation, only requires a vote of the board of directors, unless the certificate of incorporation provides otherwise.

Bylaw Amendments:	The Bylaws may be amended or repealed by the affirmative vote of a majority of the entire Board at any regular or special meeting of the Board, subject to the requirements of the 1940 Act, provided, however, that no amendment of the Bylaws shall affect any right of any person under Article VI of the Bylaws based on any event, omission or proceeding prior to the amendment.

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Charter confers that right upon the board of directors.

Under the DGCL, the stockholders also have the right to amend the bylaws.

The Delaware Charter provides that the Delaware Bylaws may be amended by the vote of holders of 66 2/3 in voting power of the outstanding voting power of the shares of capital stock entitled to vote thereon.

Dividends/Distributions:	The MGCL permits the Board to make any distribution authorized by the Board unless, after the distribution, the Company would not be able to pay its debts as they become due in the usual course of business or the Company total assets would be less than the sum of its total liabilities, plus, unless the charter provides otherwise, the amount that would be needed if the corporation were dissolved at the time of the distribution to satisfy senior liquidation preferences.	Under the Delaware Organizational Documents, dividends on common stock may be declared by the Board and are subject to any preferential dividend or other rights of any then outstanding preferred stock and to the requirements of applicable law.

Limitation of Director Liability; Indemnification of Directors and Officers:	The Company Charter provides for the limitation of liability of directors and officers to the fullest extent permitted by the MGCL and that the Company shall indemnify and advance expenses to its directors and officers to the fullest extent permitted by the MGCL. As required by the 1940 Act, the Company Charter also states that no

The DGCL permits a provision of the certificate of incorporation that eliminates the liability of a director for monetary damages for breach of fiduciary duty, except for liability:

(1)  for any breach of the director’s duty of loyalty to the corporation or its stockholders;

(2)  for acts or omissions not in good

26

Maryland	Delaware

provision of the Company Charter shall be effective to protect or purport to protect any director or officer of the Company against any liability to the Company or its security holders to which the director would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director’s or officer’s office.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

The MGCL requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any faith or involving intentional misconduct or knowing violations of law;

(3)  under Section 174 of the DGCL; or

(4)  for any transaction from which the director derived any improper personal benefit.

The Delaware Charter limits the liability of our directors in accordance with the DGCL.

The DGCL provides, among other things, that a Delaware corporation may indemnify any person who was, is or is threatened to be made, party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who were or are a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees)

27

	Maryland	Delaware
criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, provided further that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred.

The DGCL further authorizes a corporation to pay expense (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to indemnification.

The Delaware Bylaws provides for indemnification and advancement of expenses for directors and officers to the fullest extent permitted by law, subject to limited exceptions.

Share Redemption and Repurchase:	The Company Charter, as is customary for mutual funds, provides for the redemption of shares at the option of shareholders under certain circumstances and the redemption of shares at the option of the Company under certain circumstances and provides procedures for such redemptions.	Under the DGCL, a corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Shareholders’ Right to Inspect Books and Records:	Any shareholder of the Company or his agent may inspect and copy during the Company’s usual business hours the Company’s Bylaws, minutes of the proceedings	The DGCL provides that any stockholder, in person or by attorney or other agent may demand under oath stating the purpose thereof to inspect for any purpose, the

28

	Maryland	Delaware
	of its shareholders, annual statements of its affairs and voting trust agreements on file at its principal office.	corporation’s stock ledger, a list of its stockholders and its other books and records and a subsidiary’s books and records in certain circumstances.

Appraisal and Dissenters Rights:	Shareholders of an open-end investment company generally do not have appraisal rights if the value placed on the shares in the transaction is its net asset value.

Under the DGCL, stockholders have appraisal rights in the event of certain mergers or consolidations. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder.

If a proposed corporate action creating appraisal rights is submitted to a vote at a stockholder meeting, a stockholder who wishes to assert appraisal rights must:

(1)  deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effected;

(2)  not vote his shares in favor of the proposed action; and

(3) otherwise follow the procedures set forth in the DGCL to perfect appraisal rights.

If the appraisal rights are properly perfected, an appraisal action properly filed and appraisal rights are not withdrawn or otherwise lost, the Court of Chancery of the State will determine the fair value of the shares subject to the appraisal proceeding.

Restrictions on Acquisition of Shares:	None.

The Delaware Organizational Documents contain provisions that restrict a person from becoming an owner of greater than 4.99 percent of the company’s shares (“beneficial owner”).

The Delaware Organizational Documents provide that any transfer of shares that would further increase percentage of shares already owned by a beneficial owner will be null and void, with certain exceptions.

Exclusive Forum:	None	The Delaware Charter provides that, unless the Company consents in

29

Maryland	Delaware
writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, , other employee or stockholder of the Company to the Company or the Company's stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, this Delaware Charter or the Delaware Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (4) any action asserting a claim governed by the internal affairs doctrine.

What will be the federal income tax consequences of the Reorganization?

As a condition to consummation of the Reorganization, the Fund and the Company will receive an opinion from Paul Hastings LLP substantially to the effect that neither the Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, the Fund’s shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as a capital assets on the Closing Date). Also, the Delaware Operating Company’s holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund’s holding period for, and be the same as the Fund’s tax basis in, that asset immediately prior to the Reorganization. Please see “Summary of the Plan – What are the federal income tax consequences of the Reorganization?” below for further information.

Summary of the Plan.

What are the terms and conditions of the Plan?

The terms and conditions under which the Reorganization would be completed are contained in the Plan. The following summary of material terms of the Plan is qualified by reference to the Plan itself, form of which is attached to this Proxy Statement as Appendix A.

The Plan provides that the Delaware Operating Company will acquire all of the assets of the Fund in exchange solely for shares of the Delaware Operating Company and assumption of all of the Fund’s liabilities. The Plan further provides that, on or as soon as practicable after the Closing Date, the Fund will distribute those shares to its shareholders and then will liquidate and dissolve.

The number of full and fractional shares of the Delaware Operating Company each shareholder will receive in the Reorganization will be equal in value, as calculated at the close of business (4:00 p.m. Eastern Time) on the Closing Date, to the number of full and fractional shares of the Fund a shareholder owns on the Closing Date. After that

30

distribution the Company will take all necessary steps under the MGCL, its governing documents and any other applicable law to effect its liquidation and dissolution.

The Plan may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Fund shareholders, by the Company and the Delaware Operating Company’s mutual agreement.  The completion of the Reorganization also is subject to various conditions, including completion of all necessary filings with the SEC; the receipt of all material consents, orders, and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.  The Plan provides that the Company may waive compliance with any of the conditions set forth therein for its benefit, if such waiver will not have a material adverse effect on the Fund’s shareholders, other than the requirements that (1) the Plan and the transactions contemplated thereby have been duly adopted and approved by the Board, and the Fund’s shareholders at the Meeting and (2) the Company receives an opinion of counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.

As a condition to consummation of the Reorganization, the Company will receive an opinion from Paul Hastings LLP to the effect that—based on the facts and assumptions stated therein and conditioned on the representations and warranties of the Company made in the Plan being true and complete on the Closing Date and consummation of the Reorganization in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that such counsel has not approved)—for federal income tax purposes:

1.	the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and the Company will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
2.	neither the Company nor the Delaware Operating Company will recognize gain or loss on the Reorganization;
3.	the Fund’s shareholders will not recognize any gain or loss on the exchange of shares of the Fund for shares of the Delaware Operating Company;
4.	the holding period for, and tax basis in, the shares of the Delaware Operating Company a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of the Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the Fund shares as capital assets on the Closing Date);
5.	the Delaware Operating Company’s holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund’s holding period for, and will be the same as the Delaware Operating Company’s tax basis in, each such asset immediately prior to the Reorganization; and
6.	for purposes of Section 381 of the Code, the Delaware Operating Company will be treated just as the Company would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Company’s taxable year, the Company’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Delaware Operating Company as if there had been no Reorganization, and the part of the Company’s taxable year before the Reorganization will be included in the Delaware Operating Company’s taxable year after the Reorganization.

Notwithstanding anything therein to the contrary, such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Company or its shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting and certain other special situations.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder.  If the Reorganization fails to meet the requirements of Code Section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction.  Shareholders are therefore urged

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to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign, and other taxes.

Share Ownership and Transfer Limitations in the Delaware Operating Company’s Organizational Documents

Why do the organizational documents for the Delaware Operating Company contain share ownership and transfer limitations (“Share Limitations”)?

Currently, the Company has, and if the Proposals are approved, the Delaware Operating Company will have substantial capital loss carryforwards under Section 1212 of the Code from previous taxable years to offset future capital gains. These capital loss carryforwards will be significant assets of the Delaware Operating Company, which will succeed to the capital loss carryforwards if the Reorganization is approved and consummated, that could translate into significant future tax savings for the Delaware Operating Company and its shareholders.  However, Sections 382 and 383 of the Code (collectively, “Section 382”) would limit the Delaware Operating Company’s ability to use the capital loss carryforwards fully if it experienced an “ownership change.”  To reduce the risk of that occurring, the Delaware Organizational Documents contain provisions that are designed to prevent an ownership change from taking place without the directors’ prior approval by limiting the ability of persons to beneficially own more than 4.99% of the outstanding shares.  These provisions, however, could have an anti-takeover effect, or limit the ability of certain shareholders to influence management of the Delaware Operating Company.

How will the Share Limitation allow the Delaware Operating Company to take advantage of the Capital Loss Carryforwards?

To the extent the Delaware Operating Company realizes capital gains in the future on the sale of its investments or receives capital gain dividends from investments in other RICs or REITs, the capital loss carryforwards would be available to offset those gains dollar-for-dollar for federal income tax purposes until the capital loss carryforwards are used or expire.  This offset would permit the Delaware Operating Company to retain those capital gains and compound its net asset value growth on a tax-deferred basis, which could lead to higher annual after-tax returns.

As of April 30, 2018, the Company had totaling $166,969,280 of capital loss carryforwards, of which $129,727,004 may be carried forward indefinitely, and $37,242,276 available through fiscal year ending April 30, 2019.  If the Delaware Operating Company were to experience an ownership change, that could significantly defer or eliminate its ability to utilize the capital loss carryforwards, cause it to recognize net capital gain that is not offset by capital loss carryforwards sooner, and cause some of the capital loss carryforwards to expire unused.

If the Proposals are approved, the Delaware Operating Company will have capital loss carryforwards enumerated in the preceding paragraph available for its current taxable year.  While it is impossible to predict with any accuracy the reduction in the amount of the Delaware Operating Company’s capital gains that could be offset by the capital loss carryforwards if an ownership change were to take place, the directors believe that such impact could potentially be significant. The Share Limitations are designed to prevent an ownership change so the Delaware Operating Company can preserve the advantage of the capital loss carryforwards.

What constitutes an “ownership change”?

The rules of Section 382 for determining whether an ownership change has occurred are very complex and are beyond the scope of this summary discussion.  Generally, as relevant here, an “ownership change” will occur when one or more shareholders, each of whom directly or indirectly (through application of certain constructive ownership rules) owns 5% or more of the shares, increase its/their aggregate ownership of shares by more than 50 percentage points over the lowest percentage of shares it/they owned at any time during the previous three years.  (For these purposes, the ownership, or lack thereof, of shares of the Company, as the “predecessor,” is taken into account, so references below in this section to ownership of the Delaware Operating Company’s shares include ownership of Company’s shares.)

For example, a single investor’s acquiring 50.1% of the shares within a three-year period would result in an ownership change.  Similarly, if ten persons, none of whom previously owned any shares, each acquired slightly

32

over 5% of the shares within a three-year period (resulting in their collectively owning more than 50% thereof), the Delaware Operating Company would experience an ownership change.

How will the provisions of the Delaware Operating Company’s organizational documents prevent an ownership change?

The Delaware Organizational Documents generally will restrict any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the board’s prior approval, any direct or indirect interest in the shares (or, if issued in the future, options, warrants, or other rights to acquire shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause the person to own (within the meaning of Section 382) more than 4.99% of the shares (any such person being referred to as a “Restricted Holder,” and such shares greater than 4.99% being referred to as “Excess Shares”) or (2) increase the percentage of the shares a Restricted Holder owns.  For purposes of determining the existence and identity of, and the amount of shares owned by, any shareholder, the Delaware Operating Company is entitled to rely conclusively on, in addition to its actual knowledge of the ownership of its shares, the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date.

In seeking to more effectively enforce the foregoing acquisition restrictions, the Delaware Organizational Documents also provide that a Restricted Holder will be required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a “Request”) that the board of directors review and authorize the proposed Acquisition.  Any determination made by the board of directors whether to authorize a proposed Acquisition of Excess Shares will be made in their sole discretion and judgment.  Any person who makes a Request will be required to reimburse the Delaware Operating Company for all reasonable costs and expenses incurred in making that determination.

The Delaware Organizational Documents provide that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result.  They also provide that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable for, and shall indemnify and hold harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the ability to use the capital loss carryforwards and attorneys’ and auditors’ fees incurred in connection with such violation.

Will there be a risk of an ownership change even with the Share Limitations?

Although the Share Limitations are intended to reduce the likelihood of an ownership change, ownership change cannot be eliminated, for reasons including the following:

•	the board of directors can permit a transfer to a Restricted Holder that results or contributes to an ownership change if the board determines that the transfer is in the best interests of the corporation, in light of factors it considers in its discretion.

•	a court could find that part or all of the Share Limitations are not enforceable, either in general or as to a particular fact situation. Delaware state law places restrictions on Delaware corporations’ ability to implement limitations on share ownership and transfers. Further, it is possible that part or all of the Share Limitations could be challenged under other applicable law. Thus there can be no assurances that the Share Limitations will be enforceable under all circumstances.

•	Despite the Share Limitations, there would still remain a risk that certain changes in relationships among shareholders or other events would cause an ownership change.

In light of these factors and others, the Share Limitations serve to reduce, but do not necessarily eliminate, the risk that an ownership change will not occur.  Moreover, there can be no assurances that upon audit, the Internal Revenue Service would agree that all of the capital loss carryforwards are allowable.

Will the board of directors have the power to waive or modify the Share Limitations?

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As mentioned above, the directors may approve an Acquisition that would otherwise violate the Share Limitations.  In addition, they are authorized to adopt a written resolution to eliminate or change the Share Limitations, modify the allowable percentage ownership interest, or modify any of the terms and conditions of the Share Limitations without shareholder approval.  The directors will not adopt such a resolution unless (1) they conclude that (a) such action is reasonably necessary or advisable to preserve the capital loss carryforwards and (b) the continuation of the affected terms and conditions relating to Share Limitations are no longer reasonably necessary for that purpose and (2) their conclusion is based on the advice of counsel.

What is the potential anti-takeover effect of the Share Limitations?

Shareholders should be aware that the Share Limitations may have an anti-takeover effect because they are designed to restrict the ability of a person or group to accumulate more than 4.99% of the shares and a Restricted Holders’ ability to acquire more than that percentage of shares.  Although the Share Limitations are intended as a measure to preserve and protect the capital loss carryforwards, those limitations may have the effect of impeding or discouraging a merger, tender offer, or proxy contest, even if such a transaction may be favorable to the interests of some or all of the shareholders, or otherwise limit the ability of certain shareholders to influence the management of the corporation.  That might prevent shareholders from realizing an opportunity to sell all or part of their shares at a premium over prevailing market prices.

As discussed above, however, the Share Limitations will permit the board of directors to grant a waiver that could permit a person to exceed the ownership limit.  Moreover, to the extent the Share Limitations act as an anti-takeover provision, they may provide benefits consistent with existing anti-takeover provisions, such as potentially requiring persons seeking control of the Delaware Operating Company to negotiate with the directors regarding the price to be paid and facilitating the continuity of the investment objectives and policies.

Required Vote

The approval of the Reorganization Proposal requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. Abstentions and broker non-votes, if any, are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THE REORGANIZATION PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The Board of Directors, unanimously, recommends that shareholders of the Fund vote FOR the Reorganization Proposal.

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ADDITIONAL INFORMATION

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name on the Record Date.

The presence in-person or by proxy of shareholders of the Fund entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum. Approval of the Conversion Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act, which means the vote, at the Special Meeting of the Fund (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding votes of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding votes of the Fund, whichever is the less. The approval of the Amendment and the Reorganization Proposal, each require the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. In the event that the necessary quorum to transact business is not obtained or if a quorum is present but sufficient votes to approve the Proposals are not received at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposals. The persons named as proxies will vote the proxies including abstentions and proxies containing broker non-votes, if any, in favor of adjournment if they determine additional solicitation is warranted and in the interests of the Fund. The chairman of the Special Meeting may also adjourn the Special Meeting without a shareholder vote.

Voting Instruction Process

Submission of Voting Instructions. Shareholders have three options for submitting voting instructions:

1.           Internet—the enclosed proxy card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s proxy card. Shareholders who cast their votes via the Internet do not need to mail their proxy card.

2.           Telephone—the enclosed proxy card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s proxy card. Shareholders who cast their votes over the telephone do not need to mail their proxy card.

3.           Mail—shareholders may cast their votes by executing the enclosed proxy card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Fund encourages shareholders to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a proxy card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Special Meeting by (1) submitting to the Fund a subsequently executed proxy, (2) delivering to the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares with respect to the Proposals before the Special Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s Shares with respect to approval of the Proposals. A signed proxy card or other authorization by a beneficial owner of Shares

35

that does not specify how the beneficial owner’s Shares should be voted on the proposal will be deemed an instruction to vote such Shares in favor of the Proposals.

If you hold Shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your Shares. At the Special Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on a Proposal will be deemed an instruction to vote such Shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions.

If you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your Shares to be voted.

Photographic identification will be required for admission to the Special Meeting.

Current Service Providers for the Fund

Investment Adviser and Administrator

Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as the Adviser and administrator to the Fund.

Distributor

G.distributors, LLC (“Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Distributor of each class of the Fund’s Shares pursuant to a distribution agreement.

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to the Sub-Administration Agreement, BNY Mellon acts as the sub-administrator for the Fund (“Sub-Administrator”). The Sub-Administrator’s fee is paid by the Adviser.

Custodian and Transfer Agent

The Bank of New York Mellon (“BNYM”), One Wall Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), located at 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BNYM nor DST assists in or is responsible for investment decisions involving assets of the Fund.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Company.

As of the Record Date, the Directors and the officers of the Fund, as a group and individually, beneficially owned less than one percent (1%) of any share class of the Fund. As of the Record Date, to the knowledge of the Fund, the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

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[To be provided in the Definitive Proxy Statement]

Expenses and Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about [ ], 2019. The solicitation is being made initially by the mailing of this Proxy Statement and the accompanying proxy. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Fund and/or the Adviser. Expenses of the preparation of this Proxy Statement and related materials, estimated to be $[ ], including printing and delivery costs, and other expenses related to proxy solicitation, including the tabulation of proxies and voting instructions will be borne by the Adviser or an affiliate. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

Shareholder Communications

The Board provides for shareholders to send written communications to the Board via regular mail. Written communications to the Board, or to an individual Director, should be sent to the attention of the Secretary at the address of the principal executive office. All such communications received by the Secretary shall be promptly forwarded to the individual Director to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Director, it will be sent to the lead independent Director for further distribution as deemed appropriate by such persons. The Board may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposal for Subsequent Meetings

The Fund is not required to hold regular annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit a proposal to be considered at a meeting of the Fund’s shareholders should send such proposal to the Fund’s Secretary at One Corporate Center, Rye, New York 10380-1422. Any such proposal must be received in a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. If the Proposals are approved and the Company and the Fund deregister under the 1940 Act, then the newly formed Delaware corporation will be required to hold annual meetings of shareholders to elect directors.

Householding

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of the report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund at the address and phone number set forth above.

Other Matters to Come Before the Special Meeting

The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters described in this Proxy Statement. No other business will be presented for consideration at the Special Meeting other than the matters set forth in this proxy statement and the accompanying Notice of Special Meeting of Shareholders. In accordance with the MGCL, business transacted at the Special Meeting will be limited to those matters set forth in notice of the meeting.

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Please complete, sign and return the enclosed proxy card(s) or authorize a proxy to vote your Shares by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM, OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

By order of the Board of Directors of the Company,

/s/ Andrea R. Mango

Andrea R. Mango
Secretary
[ ], 2019

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[Form of Proxy Card to Come]

Exhibit A

Annual Fund fees and expenses that will be affected if the Proposals are approved.

Class AAA	Current Fees/Expenses	Pro Forma Fees/Expenses
Management Fee	1.00%	N/A
Administration Fee	N/A
Distribution and Service (Rule 12b-1) Fees	0.25%	N/A
Other Expenses	1.73%	0.51%
• Dividend Expense and Service Fees on Securities Sold Short	0.86%

• All Additional Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.02%	N/A
Total Annual Fund Operating Expenses	3.00%	0.51%

Expense Example

Example. This example is intended to help you compare the cost of investing in the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class AAA Shares	Current expenses	Pro forma expenses
1 year	$303	52
3 years	$927	164
5 years	$1,577	285
10 years	$3,318	640

A-1

You would pay the following expenses if you did not redeem your shares:

Class AAA Shares	Current expenses	Pro forma expenses
1 year	$303	52
3 years	$927	164
5 years	$1,577	285
10 years	$3,318	640

A-2

Appendix A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of _________ __, 2019, between Comstock Funds, Inc. a Maryland corporation (the “Company”), on its own behalf and on behalf Comstock Capital Value Fund, the sole series of the Company (collectively, the “Old Fund”), and New Comstock Fund Inc., a Delaware corporation (“New Fund”) (each sometimes referred to herein as a “Fund”).

Each Fund wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve Old Fund’s changing its identity, form, and place of organization by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for shares in the New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) liquidating and dissolving Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

The board of directors (the “Board”) of the Old Fund, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Old Fund, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Fund’s behalf by all necessary Board action, (3) has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the existing shareholders will not be diluted as a result of the Reorganization and (4) has declared the Reorganization advisable.

The Old Fund currently has issued and outstanding four classes of shares of common stock, Class A, Class AAA, Class C and Class I (“Old Fund Shares”) which shall be reclassified into one class of shares of common stock prior to the Reorganization.

In consideration of the mutual promises contained herein, the Funds agree as follows:

1.	Plan of Reorganization

1.1.	Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

1.1.1.	Issue and deliver to Old Fund the number of full and fractional (all references herein to fractional shares meaning fractions rounded to the third decimal place) shares of the New Fund (“New Fund Shares”) equal to the number of full and fractional Old Fund Shares then outstanding, and

1.1.2.	Assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.	The Assets shall consist of all assets and property of every kind and nature including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Fund.

1.3.	The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, including Reorganization Expenses (as defined in paragraph 3.3.6).

1.4.	At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1.1 to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate and dissolve. That distribution shall be accomplished by New Fund’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be cancelled on Old Fund’s shareholder records.

1.5.	Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.	Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.7.	After the Effective Time, Old Fund shall not conduct any business except in connection with its liquidation and dissolution. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be liquidated and dissolved and shall make all filings and take all other actions in connection therewith necessary and proper to effect that dissolution.

2.	Closing and Effective Time

2.1.	Unless the Funds agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on _________ __, 201[ ] (“Effective Time”). The Closing shall be held at One Corporate Center, Rye, New York 10580-1422.

2.2.	Old Fund shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to New Fund at the Effective Time and (b) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Closing, does or will conform to that information on Old Fund’s books immediately before the Closing. Old Fund shall deliver to New Fund at the Closing a Certificate stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

2.3.	Old Fund shall direct its transfer agent to deliver at the Closing a Certificate stating that its records contain the name and address of each Shareholder and the number of full and fractional, and percentage ownership of, Old Fund Shares each Shareholder owns at the Effective Time.

2.4.	New Fund shall direct its transfer agent to deliver to Old Fund at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to Old Fund, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.5.	At the Closing, each Fund shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Fund or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	Representations and Warranties

3.1.	Old Fund represents and warrants to New Fund as follows:

3.1.1.	Old Fund is a corporation that is duly created, validly existing, and in good standing under the laws of the State of Maryland, charter (as amended, “Articles”), is on file with the State Department of Assessments and Taxation of Maryland;

3.1.2.	Old Fund is duly registered under the 1940 Act as an open-end management investment company and has the power to own all its properties and assets and to carry on its business as described in its most recent registration statement on Form N-1A (“Registration Statement”);

3.1.3.	The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

3.1.4.	At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

3.1.5.	Old Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland General Corporal Law, the Articles, Old Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Fund is a party or by which it is bound;

3.1.6.	At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

3.1.7.	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Fund’s knowledge, threatened against it that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or its ability to consummate the transactions contemplated hereby;

3.1.8.	Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended April 30, 2018, have been audited by an independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Fund has furnished to New Fund), present fairly, in all material respects, Old Fund’s financial condition at each such date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

3.1.9.	Since April 30, 2018, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

3.1.10.	All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and redemptions of, its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

3.1.11.	All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

3.1.12.	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

3.1.13.	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

3.1.14.	Old Fund’s most recent prospectus and statement of additional information (1) conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

3.1.15.	The information to be furnished by Old Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Schedule 14A (as defined in paragraph 3.3.1) (other than written information provided by New Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

3.1.16.	Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its most recent prospectus, except as previously disclosed in writing to New Fund; and

3.1.17.	The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	New Fund represents and warrants to Old Fund as follows:

3.2.1.	New Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Incorporation, dated _________ __, 2019, will be filed in the office of the Secretary of State thereof;

3.2.2.	New Fund (1) has not commenced operations and will not do so until after the Closing, (2) immediately before the Closing, will have no assets or liabilities, and (3) will be created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

3.2.3.	Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund;

3.2.4.	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization; and the principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

3.2.5.	New Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, New Fund’s Articles of Incorporation, or By-laws, or any Undertaking to which New Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Fund is a party or by which it is bound;

3.2.6.	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Fund’s knowledge, threatened against New Fund that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby;

3.2.7.	New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time;

3.2.8.	The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Fund;

3.2.9.	There is no plan or intention for New Fund to be dissolved or merged into another corporation following the Reorganization;

3.2.10.	Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

3.3.	Each Fund represents and warrants to the other Fund as follows:

3.3.1.	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Old Fund’s filing with the Commission of a Schedule 14A pursuant to section 14(a) under the 1934 Act, and any supplement or amendment thereto, including therein a proxy statement (“Schedule 14A”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

3.3.2.	The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

3.3.3.	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

3.3.4.	The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

3.3.5.	None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

3.3.6.	No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

3.3.7.	Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets, and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization.

4.	Covenants

4.1.	Old Fund covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.	Old Fund covenants that it will assist New Fund in obtaining information New Fund reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3.	Each Fund covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) New Fund title to and possession of all the Assets, and (b) Old Fund title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4.	Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	Conditions Precedent

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.	This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Old Fund’s Board and shareholders, as applicable, of the Old Fund at the Shareholders Meeting;

5.2.	All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Funds to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3.	At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4.	The Old Fund shall have received an opinion of Paul Hastings LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

5.4.1.	New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

5.4.2.	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

5.4.3.	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

5.4.4.	New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

5.4.5.	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

5.4.6.	A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

5.4.7.	For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5.	At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	Expenses

Gabelli Funds LLC, the investment adviser to the Old Fund (the “Adviser”), or an affiliate of the Adviser shall pay for all the Reorganization Expenses, including (1) costs associated with preparing and filing the Schedule 14A, and printing and distributing its proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).

7.	Entire Agreement; No Survival

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	Termination

This Agreement may be terminated at any time at or before the Closing:

8.1.	By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [December 31, 2019] or such other date as to which the Funds agree; or

8.2.	By mutual agreement.

9.	Amendments

The Funds may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.	Severability

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	Miscellaneous

11.1.	This Agreement shall be governed by and construed in accordance with the internal laws of Maryland, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.	Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.	This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[remainder of the page left intentionally blank]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

Comstock Funds, Inc.

on its own behalf and on behalf of the Comstock Capital Value Fund

By:
Bruce N. Alpert
President

New Comstock Fund Inc.

By:
Agnes Mullady
President

Appendix B

Maryland Articles of Amendment

COMSTOCK FUNDS, INC.

ARTICLES OF AMENDMENT

Comstock Funds, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended to provide for one class of common stock, par value $.001 per share (the “Common Stock”), of the Corporation, and, accordingly, Article V of the Charter is hereby amended by deleting therefrom in its entirety the first sentence of Article V and inserting in lieu thereof one new sentence to read as follows:

“(1) The total number of shares of capital stock that the Corporation shall have authority to issue is 1,000,000,000 shares, par value $.001 per share, having an aggregate par value of $1,000,000, all of which 1,000,000,000 shares are designated as common stock, all of one class (the “Common Stock”).”

SECOND: Immediately upon the effective time of these Articles of Amendment (the “Effective Time”), each Class A, Class AAA, Class C and Class I share of Comstock Capital Value Fund that was issued and outstanding immediately prior to the Effective Time shall be converted into a number of shares of Common Stock, all of one class, having an aggregate net asset value equal to the net asset value of the converted Class A, Class AAA, Class C or Class I share of Comstock Capital Value Fund, as applicable, immediately prior to the Effective Time.

THIRD: The amendments of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the amendments was 1,000,000,000, consisting of 1,000,000,000 shares of Common Stock, par value $.001 per share. The aggregate par value of all shares of stock having par value was $1,000,000. The Common Stock was classified and designated as follows:

Comstock Capital Value Fund Class A Common Stock	500,000,000 shares

Comstock Capital Value Fund Class B Common Stock	125,000,000 shares

Comstock Capital Value Fund Class C Common Stock	125,000,000 shares

Comstock Capital Value Fund Class I Common Stock	125,000,000 shares

Comstock Capital Value Fund Class AAA Common Stock	125,000,000 shares

FIFTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendments of the Charter is 1,000,000,000, consisting of 1,000,000,000 shares of Common Stock, par value $.001 per share, all of one class. The aggregate par value of all authorized shares of stock having par value is $1,000,000.

SIXTH: The undersigned officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges and states that, to the best of the officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

1

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary as of this ____ day of _________, 2019.

ATTEST:		COMSTOCK FUNDS, INC.

_____________________________________________	By:	____________________________________(SEAL)

Name:		Name: Bruce Alpert

Title: Secretary		Title: President

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Appendix C

Delaware By-laws

BYLAWS

OF

NEW COMSTOCK FUND, INC.

ARTICLE I

Meetings of Stockholders

Section 1.1. Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. The corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. The corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5. Quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of a majority in voting power of the shares of the corporation which are present in person or by proxy and entitled to vote thereon,

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adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7. Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless a different or minimum vote is required by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.8. Fixing Date for Determination of Stockholders of Record.

(a)          In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)          In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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(c)          Unless otherwise restricted by the certificate of incorporation, in order that the corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 1.9. List of Stockholders Entitled to Vote. The corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10. Action By Written Consent of Stockholders. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Section 1.11. Inspectors of Election. The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots.

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Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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ARTICLE II

Board of Directors

Section 2.1. Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

Section 2.2. Election; Resignation; Vacancies. The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation or elected by the incorporator of the corporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his or her successor is duly elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the corporation. Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the President, or in their absence by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Action by Unanimous Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

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ARTICLE III

Committees

Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

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ARTICLE IV

Officers

Section 4.1. Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairperson of the Board and a Vice Chairperson of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.2. Powers and Duties of Officers. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.3. Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairperson of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 4.3 which may be delegated to an attorney or agent may also be exercised directly by the Chairperson of the Board, the President or the Vice President.

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ARTICLE V

Stock

Section 5.1. Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers of the corporation (it being understood that each of the Chairperson of the Board of Directors, the Vice Chairperson of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number of shares owned by such holder in the corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

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ARTICLE VI

Indemnification and Advancement of Expenses

Section 6.1. Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the corporation.

Section 6.2. Advancement of Expenses. The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3. Claims. If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full within sixty days after the corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article VI is not paid in full within thirty days after the corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5. Other Sources. The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7. Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

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ARTICLE VII

Miscellaneous

Section 7.1. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

Section 7.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3. Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the corporation under any provision of applicable law, the certificate of incorporation, or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice permitted under this Section 7.3, shall be deemed to have consented to receiving such single written notice. Notice to directors may be given by telecopier, telephone or other means of electronic transmission.

Section 7.4. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.5. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6. Amendment of Bylaws. These bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

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